UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2006

                        Strategic Defense Alliance Corp.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-51377                51-0539826
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

12020 Sunrise Valley Drive, Suite 100, Reston, Virginia                 20191
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       (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (703) 430-4738

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountants.

      On February 15, 2006, our board of directors dismissed Marcum & Kliegman LLP as our independent public accountants and selected Michael Pollack CPA to serve as our independent public accountant for the year ending December 31, 2005. At no time since its engagement has Michael Pollack CPA had any direct or indirect financial interest in or any connection with us or any of our subsidiaries other than as independent accountant.

      Our financial statements at April 30, 2005 and for the period from February 10, 2005 (inception) to April 30, 2005 were audited by Marcum & Kliegman LLP. There were no disagreements with Marcum & Kliegman LLP during the period ended April 30, 2005 or during the period subsequent to April 30, 2005 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      Michael Pollack CPA, served as the independent accountant for our subsidiary, Computer Networks & Software, Inc. for December 31, 2004 and the two years in the period then ending.

Item 9.01 Financial Statements and Exhibits.

      Exhibits

      16.1  Letter from Marcum & Kliegman LLP


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRATEGIC DEFENSE ALLIANCE CORP.
                                                   (Registrant)


Date: February 17, 2006                 /s/ Paul B. Silverman
                                        ----------------------------------------
                                        Paul B. Silverman
                                        Chief Executive Officer


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